                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

      THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, made and entered into as of the 11th day of August, 2003, by and between VIRBAC CORPORATION, a Delaware corporation ("Virbac"), PM RESOURCES, INC., a Missouri corporation ("PM Resources"), ST. JON LABORATORIES, INC., a California corporation ("St. JON"), FRANCODEX LABORATORIES, INC., a Kansas corporation ("Francodex"), and VIRBAC AH, INC., a Delaware corporation ("Virbac AH," and collectively with Virbac, PM Resources, St. JON and Francodex referred to herein as the "Borrowers"), and FIRST BANK, a Missouri state banking corporation ("Bank").

                                   WITNESSETH:

      WHEREAS, Borrowers heretofore jointly and severally executed and delivered to Bank a Revolving Credit Note dated September 7, 1999, in the principal amount of up to Ten Million Dollars ($10,000,000.00), payable to the order of Bank as therein set forth, which Revolving Credit Note has been most recently amended and restated by that certain Revolving Credit Note dated August 7, 2002 in the original principal amount of up to Twelve Million Dollars ($12,000,000.00) (as amended and restated, the "Note"); and

      WHEREAS, the Note is described in a certain Credit Agreement dated as of September 7, 1999 made by and among Borrowers and Bank, as previously amended by an Amendment to Credit Agreement dated as of December 30, 1999 made by and among Borrowers and Bank, by a Second Amendment to Credit Agreement dated as of May 1, 2000 made by and among Borrowers and Bank, by a Third Amendment to Credit Agreement dated as of April 4, 2001 made by and among Borrowers and Bank, and by a Fourth Amendment to Credit Agreement dated as of August 7, 2002 made by and among Borrowers and Bank (as amended, the "Loan Agreement," all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement); and

      WHEREAS, Borrowers and Bank desire to increase the amount of the loans and to make certain other amendments thereto on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

      1. The Note shall be amended and restated in the form of that certain Revolving Credit Note attached hereto as Exhibit C, to amend the maximum principal amount thereof to Fourteen Million Five Hundred Thousand Dollars ($14,500,000.00), and to make certain amendments as set forth therein. All references in the Loan Agreement and the other Transaction Documents to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit C.

      2. The third paragraph beginning with the word "WHEREAS" on the first page of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            WHEREAS, Borrowers, including Virbac AH and Francodex which have been added as parties to the credit facilities, have requested that the aggregate amount thereof be amended to an aggregate principal amount of up to Fourteen Million Five Hundred

      Thousand Dollars ($14,500,000.00) and otherwise amended on the terms and conditions set forth herein, with such loans to mature on July 31, 2005; and

      3. Section 3.1(a) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            (a) Revolving Credit Loans. Subject to the terms and conditions hereof, during the Term of this Agreement, Bank hereby agrees to make such loans (individually, a "Loan" and collectively, the "Loans") to Borrowers, jointly and severally, as any of the Borrowers may from time to time request pursuant to Section 3.2 and in Bank's discretion, to issue Letters of Credit for the account of the Borrowers, or any of them, upon any Borrower's execution of a Letter of Credit Application therefor pursuant to Section 3.3 (subject to Bank's approval of the form of the Letters of Credit requested to be issued). The maximum aggregate principal amount of Loans plus the face amount of issued and outstanding Letters of Credit which Bank, cumulatively, may be required to have outstanding hereunder at any one time shall not exceed the lesser of Fourteen Million Five Hundred Thousand Dollars ($14,500,000.00) (the "Bank's Commitment"), or (ii) the Borrowing Base (as hereinafter defined). Subject to the terms and conditions hereof, Borrowers may jointly and severally borrow, repay and reborrow such sums from Bank, provided, however, that the aggregate principal amount of all Loans outstanding hereunder plus the face amount of Letters of Credit issued and outstanding hereunder at any one time shall not exceed the lesser of the Bank's Commitment or the then current Borrowing Base. The Loans may be either (a) a Prime Loan, (b) a LIBOR Loan or (c) any combination thereof, as determined by the Borrowers and notified to the Bank in accordance with Section 3.2 herein, provided, however, that the amount of any Loan under this Section 3.1(a) which is a LIBOR Loan shall be for an aggregate principal amount of at least $500,000.00 or any larger multiple of $100,000.00.

      4. Section 3.1(d) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            (d) Borrowing Base Certificate. Borrowers shall deliver to Bank on the twenty-eighth (28th) day of each month, commencing in the month of August, 2003, a borrowing base certificate in the form of Exhibit A attached to the Fifth Amendment to Credit Agreement dated as of August 11, 2003 made by and among Borrowers and Banks (the "Fifth Amendment") and incorporated herein by reference (a "Borrowing Base Certificate") setting forth:

                  (i) the Borrowing Base and its components as of the end of the immediately preceding month;

                  (ii) the aggregate principal amount of all outstanding Loans and the aggregate face amount of all issued and outstanding Letters of Credit; and

                  (iii) the difference, if any, between the Borrowing Base and the aggregate principal amount of all outstanding Loans plus the aggregate face amount of all issued and outstanding Letters of Credit.

      The Borrowing Base shown in such Borrowing Base Certificate shall be and remain the Borrowing Base hereunder until the next Borrowing Base Certificate is delivered to Bank, at which time the Borrowing Base shall be the amount shown in such subsequent

      Borrowing Base Certificate. Each Borrowing Base Certificate shall be certified (subject to normal year-end adjustments) as to truth and accuracy by the President, principal financial officer or controller of each of the Borrowers.

All references in the Loan Agreement and the other Transaction Documents to the "Borrowing Base Certificate" and other references of similar import shall hereafter be amended and deemed to refer to a Borrowing Base Certificate in the form of the Borrowing Base Certificate, as amended and restated in the form attached hereto as Exhibit A.

      5. The last sentence of Section 3.2 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

      Contemporaneously with the execution of the Fifth Amendment (amending this Agreement), Borrowers shall execute and deliver to Bank a Note of Borrowers dated as of August 11, 2003 and payable jointly and severally to the order of Bank in the original principal amount of Fourteen Million Five Hundred Thousand Dollars ($14,500,000.00) in the form attached as Exhibit C to such Fifth Amendment and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Note").

      6. Section 7.1(i)(i) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            (i) Maintain a ratio of Consolidated EBITDA minus permitted purchases by Borrowers of any of the outstanding capital stock of Virbac during any such period (determined on a consolidated basis for Borrowers and their Consolidated Subsidiaries and in accordance with Generally Accepted Accounting Principles consistently applied, for the applicable period ending on the date of any such calculation), to Consolidated Debt Service of at least 3.00 to 1.0 for the four quarter period ending at each quarter-end and fiscal year end during the Term hereof;

      7. In consideration of Bank's agreement to amend the Loan Agreement and Note as set forth herein, Borrowers agree to jointly and severally pay to Bank an amendment fee in the amount of $2,500.00, which amendment fee is due and payable on the date hereof and shall be fully earned on the date hereof. Borrowers further jointly and severally agree to reimburse Bank, upon demand, for all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses of the attorneys for the Bank) incurred by Bank in the preparation, negotiation and execution of this Fifth Amendment to Credit Agreement and all other documents, instruments and agreements relating to this Fifth Amendment to Credit Agreement with the Bank.

      8. The agreements of Bank contained herein are expressly conditioned upon deliver by Borrowers of the following:

        (a) the executed original of this Fifth Amendment to Credit Agreement;

        (b) the executed original of the amended and restated Note;

        (c) the executed original of the Eleventh Amendment to Deed of Trust and Security Agreement;

            (d) a copy of resolutions of the Board of Directors of each of the Borrowers, duly adopted, which authorize the execution, delivery and performance of this Fifth Amendment to Credit Agreement and the amended and restated Note and the other Transaction Documents, certified by the Secretary of each such Borrower;

            (e) such other documents as Bank may reasonably request; and

            (f) payment by Borrowers of the amendment fee required under paragraph 7 above.

      9. Borrowers hereby represent and warrant to Bank that:

            (a) The execution, delivery and performance by Borrowers of this Fifth Amendment to Credit Agreement and the amended and restated Note are within the corporate powers of Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Fifth Amendment to Credit Agreement and the amended and restated Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and none of the Borrowers is now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of such Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any of them is bound or to which any of them is subject;

            (b) This Amendment to Credit Agreement and the amended and restated Note have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrowers enforceable in accordance with their terms; and

            (c) As of the date hereof, all of the covenants, representations and warranties of Borrowers set forth in the Loan Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Loan Agreement has occurred and is continuing.

      10. All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Fifth Amendment to Credit Agreement.

      11. This Fifth Amendment to Credit Agreement and the amended and restated Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their rights or obligations hereunder.

      12. This Fifth Amendment to Credit Agreement and the amended and restated Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

      13. In the event of any inconsistency or conflict between this Fifth Amendment to Credit Agreement and the Loan Agreement, the terms, provisions and conditions of this Fifth Amendment to Credit Agreement shall govern and control.

      14. The Loan Agreement, as hereby amended and modified, and the amended and restated Note, as hereby amended and restated, are and shall remain the binding obligations of Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any installment of principal or interest on the amended and restated Note shall not be paid when due as provided in the amended and restated Note, the holder of the amended and restated Note shall be entitled to and may exercise all rights and remedies under the amended and restated Note and the Loan Agreement, as amended.

      15. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWERS AND BANK FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWERS AND BANK COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWERS AND BANK EXCEPT AS BORROWERS AND BANK MAY LATER AGREE IN WRITING TO MODIFY. THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

      IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above on this 11 day of August, 2003.

                                        VIRBAC CORPORATION
                                        PM RESOURCES, INC.
                                        ST. JON LABORATORIES, INC.
                                        VIRBAC AH, INC.
                                        FRANCODEX LABORATORIES, INC.

                                        By: /s/ Joseph Rougraff
                                           ----------------------------------
                                            Joseph Rougraff, Chief Financial
                                            Officer

                                        FIRST BANK

                                        By: /s/ Traci L. Dodson
                                           ----------------------------------
                                            Traci L. Dodson, Vice President

                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE

      This Borrowing Base Certificate is delivered pursuant to Section 3.1(d) of that certain Credit Agreement dated September 7, 1999, by and between Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Virbac AH, Inc., Francodex Laboratories, Inc. and First Bank (as amended, the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

      Borrowers hereby represent and warrant to Bank that the following information is true and correct as of ____________, 20__:

      1.    75% of face amount of Eligible Accounts of PM Resources      $______


      2.    75% of face amount of Eligible Accounts of Virbac            $______

      3.    50% of Eligible Inventory of PM Resources, valued at the
            lower of cost or market                                      $______

      4.    50% of Eligible Inventory of Virbac, valued at the lower of
            cost or market                                               $______

      5.    Sum of Items 3 and 4 above, but not to exceed $6,000,000.00  $______

      6.    Total Borrowing Base (sum of 1, 2 and 5 above not to exceed
            $14,500,000.00)                                              $______

      Borrowers hereby further represent and warrant to Bank that the following information is true and correct as of ______________________, 20___:

      7.    Aggregate principal amount of outstanding Loans              $______

      8.    Aggregate face amount of outstanding Letters of Credit       $______

      9.    Total Outstanding (Item 7 plus Item 8)                       $______

      10.   Borrowing Base Excess (Deficit) (Item 6 minus Item 9)
            (Negative amount represents mandatory repayment)             $______

      If Item 10 above is negative, this Borrowing Base Certificate is accompanied by the mandatory repayment required by Section 3.1(e) of the Loan Agreement.

      This Borrowing Base Certificate is dated the _____ day of _________, 20__.

                                    VIRBAC CORPORATION
                                    PM RESOURCES, INC.
                                    ST. JON LABORATORIES, INC.
                                    VIRBAC AH, INC.
                                    FRANCODEX LABORATORIES, INC.

                                    By: ________________________________________
                                        Joseph Rougraff, Chief Financial Officer

                                    EXHIBIT C

                              Revolving Credit Note

$14,500,000.00                                              St. Louis, Missouri
                                                               August ___, 2003

      FOR VALUE RECEIVED, on July 31, 2005 (or such subsequent anniversary thereof as determined pursuant to Section 3.16 of the Loan Agreement (hereinafter identified)), the undersigned, VIRBAC CORPORATION, a Delaware corporation (formerly known as Agri-Nutrition Group Limited), PM RESOURCES, INC., a Missouri corporation, ST. JON LABORATORIES, INC., a California corporation, FRANCODEX LABORATORIES, INC., a Kansas corporation and VIRBAC AH, INC., a Delaware corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation ("Bank"), the principal sum of Fourteen Million Five Hundred Thousand Dollars ($14,500,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding hereunder at any one time shall not exceed the lesser of (i) Fourteen Million Five Hundred Thousand Dollars ($14,500,000.00), or (ii) the "Borrowing Base" (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.

      Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement or otherwise selected by any of the Borrowers as set forth in the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable on the dates set forth in Section 3.6 of the Loan Agreement and at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and One-Half Percent (3.50%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

      All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 135 North Meramec, Clayton, Missouri 63105, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.

      Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank's books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

      This Note is the Note referred to in that certain Credit Agreement dated as of September 7, 1999 made by and between Borrowers and Bank (as the same may from time to time be amended, the "Loan Agreement"), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

      This Note is secured by that certain Security Agreement dated as of May 14, 1998 executed by Virbac Corporation in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 and executed by PM Resources, Inc. in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 executed by St. JON Laboratories, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank and by that certain Security Agreement dated as of September 7, 1999 executed by Francodex Laboratories, Inc. in favor of Bank (as the same may from time to time be amended, the "Security Agreements"), to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

      This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank (as the same may from time to time be amended, the "Deed of Trust"), to which Deed of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

      This Note is also secured by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac Corporation in favor of Bank and by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "Pledge Agreements"), to which Pledge Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

      If any of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement, any of the Security Agreements, the Deed of Trust or any of the Pledge Agreements, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

      In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of any of the Security Agreements, the Deed of Trust or any of the Pledge Agreements securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

      This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

      This Revolving Credit Note is a renewal, restatement and continuation of the obligations due Bank as evidenced by a Revolving Credit Note dated August 7, 2002 from Borrower payable to the order of Bank in the maximum principal amount of $12,000,000.00 (the "Prior Note"), and is not a novation thereof. All interest evidenced by the Prior Note being amended and restated by this instrument shall continue to be due and payable until paid.

                                   VIRBAC CORPORATION

                                   By: /s/ Joseph Rougraff
                                      -----------------------------------------
                                       Joseph Rougraff, Chief Financial Officer

                                   PM RESOURCES, INC.

                                   By: /s/ Joseph Rougraff
                                      -----------------------------------------
                                       Joseph Rougraff, Chief Financial Officer

                                   ST. JON LABORATORIES, INC.

                                   By: /s/ Joseph Rougraff
                                      -----------------------------------------
                                       Joseph Rougraff, Chief Financial Officer

                                   VIRBAC AH, INC.

                                   By: /s/ Joseph Rougraff
                                      -----------------------------------------
                                       Joseph Rougraff, Chief Financial Officer

                                   FRANCODEX LABORATORIES, INC.

                                   By: /s/ Joseph Rougraff
                                      -----------------------------------------
                                       Joseph Rougraff, Chief Financial Officer